
BI
MATRIX
60
SECOND
WRINKLE
ERASER
REVERSE AGE
ANTI WRINKLE
NIGHT CREME

BLYTH

Shareholder Presentation

May 8, 2015




BRIGHTER WORLD
PARTYLITE

BLYTH

Forward Looking Statement Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we believe, expect or anticipate will or may occur in the future are forward-looking statements, including any plans for international expansion, growth strategies and cost saving initiatives. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from the forward-looking statements include (1) our ability to improve our financial and operational performance; (2) our ability to respond appropriately to changing consumer preferences and demand for our current and new products or product enhancements; (3) our dependence on sales by independent consultants and our ability to recruit, retain and motivate them; (4) the loss by PartyLite of a significant number of its consultants; (5) the attractiveness of PartyLite's compensation plans to current and prospective independent consultants; (6) our ability to influence or control our consultants; (7) federal, state and foreign regulations applicable to our products (including advertising and labeling), promotional programs and compensation plans; (8) susceptibility to excess and obsolete inventory due to changing consumer preferences; (9) adverse publicity directed at our products or business models, or those of similar companies; (10) product liability claims; (11) competition; (12) an economic downturn; (13) our ability to grow our business in existing and new markets, including risks associated with international operations; (14) legal actions by or against current or former independent consultants; (15) our reliance on third-party manufacturers for the supply of some of our products; (16) our ability to manufacture candles at required quantity and quality levels; (17) disruptions to transportation channels; (18) shortages or increases in the cost of raw materials; (19) our dependence on key employees; (20) certain taxes or assessments relating to the activities of our independent consultants for which we may be held responsible; (21) our ability to identify, consummate and integrate suitable acquisition candidates on favorable terms and conditions; (22) the covenants in our revolving loan agreement and term loan limit our operating and financial flexibility, including, among other things, our ability to pay dividends and repurchase our common stock; (23) increased borrowing costs and reduced access to capital; (24) our ability to protect our intellectual property; (25) interruptions in our information-technology systems; (26) our storage of user and employee data; (27) information security or data breaches; (28) credit card and debit card fraud; (29) changes in our effective tax rate; (30) fluctuations in our periodic results of operations; (31) increased paper, mailing and shipping costs; (32) increased risk and write-offs associated with Silver Star Brands' credit program; (33) speculative trading and volatility in our stock price; (34) the failure of securities or industry analysts to publish research reports about our business, or the publication of negative reports about our business; and (35) our compliance with the Sarbanes-Oxley Act of 2002, as well as other factors described in the Company's most recently filed Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission.

BLYTH

Agenda

- **Welcome** Robert B. Goergen, Blyth Chairman
- **Company Overview** Robert B. Goergen, Jr., Blyth CEO
- **Business Overview** & President, PartyLite Worldwide
  - PartyLite
  - Silver Star Brands



BLYTH

COMPANY OVERVIEW

BLYTH

Company Overview

$500 Million Multi-Channel Direct-to-Consumer Company

By Segment


Silver
Star
Brands
29%
PartyLite
71%

By Geography


ROW
47%
N.A.
53%

Leading designer and marketer of decorative and functional household products, including candles, accessories, seasonal decorations, household convenience items and personalized gifts as well as health, wellness and beauty products

Reaching consumers across 2 Segments:

- Candles & Home Décor – PartyLite
- Catalog & Internet – Silver Star Brands

Products sold throughout North America, Europe and Australia

BLYTH

Company Overview

Multi-Channel Direct-to-Consumer Company

2 Reporting Segments:

PartyLite CANDLES

Candles & Home Decor –

PartyLite is the world's #1 party plan company selling candles, candle holders, flameless fragrance and wax warmers as well as holiday and home décor in 23 countries primarily through its independent PartyLite business entrepreneurs

Silver Star BRANDS

Catalog & Internet –

Silver Star Brands markets an extensive array of decorative and functional household products, personalized cards, gifts, unique food products and health, wellness and beauty products in North America through catalogs and the Internet

BLYTH

Company Overview

Multi-Channel Direct-to-Consumer Company

Recent Events

ViSalus

- In September 2014, we exchanged 70.9% of our investment in ViSalus for the elimination of $143.2 million in Redeemable Preferred Stock, reducing our ownership to 10% and removing ViSalus from our consolidated financial statements
- Our guarantee of ViSalus's redemption obligation was terminated

PartyLite Manufacturing

- In January 2015 we announced that PartyLite will create a Global Center of Excellence in Batavia, IL for all candle manufacturing and development worldwide and will shut down its Cumbria, U.K. manufacturing facility
- Beginning in 2015, total annualized savings are $8.0 million; one-time and transitional costs are $6.0 million in 2015

BLYTH

Company Overview

Multi-Channel Direct-to-Consumer Company

Recent Events

Native Remedies Acquisition

- In February 2015 we announced that Silver Star Brands acquired certain of the assets of Native Remedies LLC, an eCommerce marketer of herbal dietary supplements and homeopathic products
- Native Remedies enhances SSB's market share and strengthens its position in the Health, Wellness and Beauty market
- Native Remedies fits our strategy to find "bolt-on" acquisitions in new and existing product categories


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Blyth Corporate Items

- In the 1st quarter we announced a debt refinancing, reducing the Company's debt by 30% while at the same time maintaining comparable interest rates
- We also announced that the Greenwich corporate headquarters will be relocated to Plymouth, MA, and occupy space in a building owned by PartyLite
- The relocation costs, to be incurred in 2015, including severance, outplacement and relocation expenses, will be approximately $2.1 million






PARTYLITE
CANDLES
HOLIDAY
JOY!
NEW
JONATHAN ADLER
COLLECTION
exclusively
for PartyLite

Business Overview

PARTYLITE

BLYTH

Product Overview

We currently offer approximately 750 SKU's of PartyLite branded products

CANDLES


TEALIGHTS


VOTIVES


JAR CANDLES


GLOLITE CANDLES


PILLAR CANDLES


UNSCENTED CANDLES


TAPERS


LED CANDLES

HOME DÉCOR


TEALIGHT HOLDERS


JAR CANDLES


PILLAR HOLDERS


TAPER HOLDERS


LANTERNS


HURRICANES

FLAMELESS FRAGRANCE


SCENTGLOW WARMERS


MELT WARMERS


SMARTSCENTS

BLYTH PARTYLITE CANDLES

Business Overview

PartyLite – The Premier Home Party Candle Company

Party Plan Model – A Blyth Core Competency

- Hostess invites friends to her home
- Independent Consultant demonstrates products and takes orders
    - Over 48,000 active Consultants Worldwide at 12/31/14
        - Over 17,000 active Consultants in North America
        - Over 30,000 active Consultants in Europe, Australia
- PartyLite ships directly to the Hostess or Guest; no inventory in the field
- PartyLite has nearly 100% prepaid orders, so virtually no receivables or bad debt expense

Supplement Party Plan with online presence and eCommerce; eCommerce has grown to over 30% of North America sales

BLYTH

PARTYLITE CANDLES

Business Overview

Continue to Grow Global Footprint

73% of 2014 PartyLite sales were generated from outside N.A.

1973 – United States
1992 – Canada
1994 – Germany
1996 – United Kingdom
1997 – Austria & Switzerland
1998 – France
1999 – Finland
2001 – Mexico
2002 – Australia
2003 - Sweden
2005 – Denmark
2006 – Norway, Ireland
2009 – Poland
2010 – Italy, Czech Republic, Slovakia
2013 – Belgium, Luxembourg, Netherlands
2014 – Korea, Turkey



BLYTH PARTYLITE CANDLES

#PartyLite Your Way

- PartyLite continues to evolve as the retail and economic environments change and both younger and older consultants are drawn to PartyLite
- There are four primary types of consultants and the PartyLite model can be attractive to all of them
  - ***Business builder***: active consultant focused on career-replacing income and leading a team of consultants that she/he recruits
  - ***Party Seller***: loves to host parties at his/her friends' and family's homes and generates supplemental income working on a part-time basis
  - ***Ambassador***: loves to get great deals for herself as a loyal customer, acts as an ambassador to the Company and does some selling throughout the year as she/he desires
  - ***Social Media Seller***: actively or passively selling to network of friends primarily through email and social media outlets and directing sales to PartyLite-hosted personal website

"The Original And The Best"

Identify The NEW To Drive Growth

- *Vision* - Attract and retain consultants and customers by continuing to provide first class:
  - Candles - Earnings opportunity - Host benefits
- *Strategy* –
  - Brand building – spread "Join The Party" message via roadshows, Jonathan Adler and Lisa Hoffman partnerships and Brighter World social responsibility partnership with Givaudan
  - eCommerce continued growth is increasingly important to reach out to potential customers ***how*** and ***when*** they want to shop
  - Embrace multi-channel approach while revitalizing the party with new twists (e.g., DIY, Deco-Workshop, Fragrance-Bar)
  - Drive product innovation (e.g., SmartScents, a greener, cleaner alternative to liquid reed diffuser oils)


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Business Overview

SILVER STAR BRANDS

Business Overview

Silver Star Brands: A Brand Portfolio Strategy

- **<u>Miles Kimball</u>**: Distinctive, value-added hard-to-find merchandise for everyday and gift-giving needs, and personalized holiday cards
- **<u>Walter Drake</u>**: Unique and functional products for the home, personal care products and specialty, personalized paper goods
- **<u>Easy Comforts</u>**: The catalog of choice for seniors seeking value-priced health and wellness merchandise
- **<u>As We Change</u>:** Products to help women to *Feel Better, Look Better*
- **<u>Exposures</u>**: Products and ideas that inspire people to document life events and display remembrances
- **<u>Native Remedies</u>**: Herbal dietary supplements and homeopathic products marketed entirely via eCommerce


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BLYTH

Silver Star BRANDS

Business Overview

Shifting Emphasis In Brand Portfolio

- Continue to focus on the faster growing health, wellness and beauty products, which is targeted to grow to 50% of sales within two years
  - Five years ago, Health, wellness and beauty comprised less than 10% of Silver Star Brands' sales

Sales by Brand



Miles Kimball 40%
Walter Drake 27%
Easy Comforts 18%
As We Change 7%
Exposures 3%
Native Remedies 5%

Sales By Category



Health, Wellness & Beauty 35%
General Merchandise 65%

BLYTH

Silver Star BRANDS

Business Overview

Goal: Build on 2014 Improvements

- Stabilize general merchandise brands while investing in health, wellness and beauty brands
- Selectively pursue profitable expansion of credit program
- Utilize offline content to drive consumers online
- Accelerate transition from cataloger to multi-channel marketer through focus on Marketplaces, shopping engines and DRTV
- Focus on accretive acquisitions in existing and new product categories



Sales By Channel
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Phone
Mail
Internet

2015 Strategy & Beyond

Strengthen Our Direct-to-Consumer Businesses

- Drive sponsoring and retention at PartyLite as well as continued eCommerce initiatives
- Capitalize on Silver Star Brands' success with health, wellness and beauty products, eCommerce sales and strategic acquisitions
- Continuously evaluate performance against long-term corporate goals to grow sales/earnings and improve operating margins, driving shareholder value

PartyLite® Candles







Silver Star Brands


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